UBS Series Funds
June 10, 2024
Supplement to the prospectus and Statement of Additional Information (the “SAI”), each dated August 28, 2023, as supplemented.
Includes:
•	UBS Select Prime Preferred Fund
Dear Investor,
The purpose of this supplement is to update certain information for UBS Select Prime Preferred Fund (the “fund”), a series of UBS Series Funds (the “Trust”).
First, at the recommendation of UBS Asset Management (Americas) LLC (“UBS AM”), the fund’s administrator (and advisor to the related master fund), the Board of Trustees (the “Board”) of the Trust approved the conversion of the fund to operate as a “retail money market fund” as defined in Rule 2a‑7 under the Investment Company Act of 1940, as amended (the “1940 Act”). A “retail money market fund” is defined as a money market fund that has policies and procedures reasonably designed to limit all beneficial owners of the fund to natural persons. As a result, investments in the fund will be limited to shareholder accounts beneficially owned by natural persons. The conversion is scheduled to take place after the close of business on August 16, 2024 (the “Effective Date”).
The fund’s conversion to a retail money market fund will not result in any change to the fund’s investment objective or principal investment strategies. After the conversion and until the consummation of the Reorganization (as defined below), the fund will continue to calculate its net asset value to four decimal places (e.g., $1.0000) using market-based pricing, and its share price will fluctuate.
Before the Effective Date, UBS Asset Management (US) Inc., the fund’s distributor, and authorized financial intermediaries will be required to take steps to remove any shareholder accounts that are not beneficially owned by natural persons. As a result, if your shares are held in an account that does not qualify as being beneficially owned by a natural person, your shares will be involuntarily redeemed by the fund, which may result in a taxable gain or loss. Neither the fund nor UBS AM (or its affiliates) will be responsible for any loss in an investor’s account or tax liability resulting from an involuntary redemption.
IMPORTANT NOTICE: Shareholders of the fund receiving this notice who are not eligible investors for a retail money market fund will be involuntarily redeemed from the fund after the close of business on August 16, 2024. Retail money market funds are limited to investors who are natural persons or accounts beneficially owned by natural persons.

ZS-1257

Second, at the recommendation of UBS AM, the Board approved an Agreement and Plan of Reorganization providing for the acquisition of the assets and liabilities of the fund by UBS Prime Preferred Fund (the “Acquiring Fund”), also a series of the Trust and a retail money market fund. The Agreement and Plan of Reorganization sets forth the terms by which the fund will transfer its assets and liabilities in exchange for shares of the Acquiring Fund, followed by the distribution of shares of the Acquiring Fund to the shareholders of the fund and the complete liquidation of the fund (the “Reorganization”).
After the Reorganization is consummated, shareholders of the fund will become shareholders of the Acquiring Fund. The Reorganization is intended to be tax‑free, meaning that eligible shareholders of the fund will become shareholders of the Acquiring Fund without realizing any gain or loss for federal income tax purposes.
The Reorganization does not require shareholder approval, and you are not being asked to vote on the Reorganization. Shareholders who own shares of the fund as of the record date will receive an Information Statement/Prospectus containing further information regarding the Reorganization, which is scheduled to take place on or about August 23, 2024.
Finally, at the recommendation of UBS AM, the Board has determined to close the fund to new investments, including purchases from new investors and additional purchases from existing investors. Automatic reinvestment of dividends by existing shareholders will continue during this closure, and such shareholders will continue to be able to redeem their shares in accordance with the policies in the fund’s prospectus. The closing of the fund to new investments is effective June 21, 2024.
On the Effective Date, the prospectus and SAI are hereby revised as follows:
The section captioned “Fund summary” and sub‑captioned “Principal investments” for the fund beginning on page 4 of the prospectus is revised by replacing the fourth paragraph of that section with the following:
The fund is a “retail money market fund,” as such term is defined in the rule governing money market funds and related interpretations. “Retail money market funds” are money market funds that have policies and procedures reasonably designed to limit all beneficial owners of the fund to natural persons.
The fund may no longer impose a redemption gate (except under extraordinary circumstances as part of a liquidation), and the fund may be subject to a liquidity fee if the fund’s board believes such fee is in the best interests of the fund.
The section captioned “Fund summary” and sub‑captioned “Principal risks” for the fund beginning on page 5 of the prospectus is revised by adding the following after the “Financial services sector risk” as a principal risk of the fund:
Asset-backed securities risk: The fund may purchase securities representing interests in underlying assets, but structured to provide certain advantages not inherent in those assets (e.g., enhanced liquidity and yields linked to short-term interest rates). If those securities behaved in a way that the advisor did not anticipate, or if the security structures encountered unexpected difficulties, the fund could suffer a loss. Structured securities represent a significant portion of the short-term securities markets.
The same section of the prospectus is revised by deleting the “Money market fund regulatory risk” in its entirety.
The section captioned “More information about the funds” and sub‑captioned “Additional information about investment strategies” beginning on page 28 of the prospectus is revised by adding the following as the third to last paragraph of that section:

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UBS Select Prime Preferred Fund is a “retail money market fund,” as such term is defined in the rule governing money market funds and related interpretations. “Retail money market funds” are money market funds that have policies and procedures reasonably designed to limit all beneficial owners of the fund to natural persons.
The section captioned “More information about the funds” and sub‑captioned “Additional information about principal risks” beginning on page 32 of the prospectus is revised by adding the following after the “Financial services sector risk (UBS Select Prime Preferred Fund)” as a principal risk of the fund:
Asset-backed securities risk (UBS Select Prime Preferred Fund). The fund may purchase securities representing interests in underlying assets, but structured to provide certain advantages not inherent in those assets (e.g., enhanced liquidity and yields linked to short-term interest rates). If those securities behaved in a way that the advisor did not anticipate, or if the security structures encountered unexpected difficulties, the fund could suffer a loss. Structured securities represent a significant portion of the short-term securities markets.
The same section of the prospectus is revised by deleting the “Money market fund regulatory risk (UBS Select Prime Preferred Fund)” in its entirety.
The section captioned “The funds and their investment policies” on page 3 of the SAI is revised by replacing the third paragraph of that section in its entirety with the following:
Each fund is a money market fund. Each of UBS Select Prime Institutional Fund and UBS Select Prime Preferred Fund calculates its net asset value to four decimal places (e.g., $1.0000) using market-based pricing, and its share price will fluctuate. Each of the other money market funds seeks to maintain a stable price of $1.00 per share using amortized cost-based pricing. UBS Select Prime Institutional Fund, UBS Select Prime Preferred Fund, UBS Prime Reserves Fund, UBS Prime Preferred Fund, UBS Tax‑Free Reserves Fund and UBS Tax‑Free Preferred Fund are available only to investors who qualify for investments in “retail” money market funds consistent with Rule 2a‑7 under the Investment Company Act of 1940, as amended (“Investment Company Act”) and related US Securities and Exchange Commission (“SEC”) staff guidance (e.g., beneficial owners who are natural persons). Each fund invests in high quality money market instruments that have, or are deemed to have, remaining maturities of 13 months or less. Money market instruments include short-term debt-obligations and similar securities. They also include longer term securities that have variable interest rates or other special features that give them the financial characteristics of short-term debt. Each fund maintains a dollar-weighted average portfolio maturity of 60 days or less; each fund maintains a dollar-weighted average life for its portfolio of 120 days or less.
The section captioned “Valuation of shares” on page 52 of the SAI is revised by replacing the first paragraph of that section in its entirety with the following:
Each feeder fund (except UBS Select Prime Institutional Fund and UBS Select Prime Preferred Fund) uses its best efforts to maintain its net asset value at $1.00 per share using amortized cost-based pricing. Each of UBS Select Prime Institutional Fund and UBS Select Prime Preferred Fund calculates its net asset value to four decimal places (e.g., $1.0000) using market-based pricing, and its share price will fluctuate. UBS Select Prime Institutional Fund, UBS Select Prime Preferred Fund, UBS Prime Reserves Fund, UBS Prime Preferred Fund, UBS Tax‑Free Reserves Fund and UBS Tax‑Free Preferred Fund are available only to investors who qualify for investments in “retail” money market funds consistent with Rule 2a‑7 under the Investment Company Act and related SEC staff guidance (e.g., beneficial owners who are natural persons). The funds’ net asset values per share are typically determined by the funds’ custodian, State Street.
PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

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